                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06094
            ---------------------------------------------------------

                       THE LATIN AMERICA EQUITY FUND, INC.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                       The Latin America Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                   THE LATIN AMERICA
                                                    EQUITY FUND, INC.

                                                   SEMI-ANNUAL REPORT
                                                     JUNE 30, 2004

     [LAQ LISTED NYSE(R) LOGO]

         3019-SA-04

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              3

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            8

Statement of Operations                                                        9

Statement of Changes in Net Assets                                            10

Financial Highlights                                                          12

Notes to Financial Statements                                                 14

Results of Annual Meeting of Shareholders                                     20

Privacy Policy Notice                                                         21

Description of InvestLink(SM) Program                                         22

Proxy Voting                                                                  25

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                 August 17, 2004

DEAR SHAREHOLDER:

For the six months ended June 30, 2004, The Latin America Equity Fund, Inc. had a loss of 0.96%, based on net asset value and assuming reinvestment of dividends and distributions. By comparison, the Morgan Stanley Capital International Latin America Index* had a decline of 1.56% for the period.

THE MARKETS: STRONG START, WEAKER FINISH

The world's stock markets performed well over the first half of the period, but then tumbled on worries that interest rates would begin to rise. In addition, investor sentiment was dampened by fears of a "hard landing" for the Chinese economy and by heightened geopolitical risk factors in general. Emerging stock markets outpaced developed markets during the initial rally, and underperformed when markets turned down in April and May. As of the end of June, many emerging markets had positive results for the period, though the best performers were mostly smaller markets and the group as a whole posted a slight loss. Within the Emerging Markets, Latin America outperformed in aggregate.

Brazil was the weakest market in the region in the first half of 2004, falling around 12%. After successive interest rate cuts during 2003, the Central Bank has kept rates broadly flat in 2004, which was a disappointment to the market. Conversely, the market anticipated the U.S. Federal Reserve's decision to begin raising interest rates once more. This has had a disproportionate impact on Brazil, given the country's debt service requirements. Furthermore, Brazil is also relatively more susceptible to demand from China given the scale of its commodity exports, so the hard landing fears hit Brazil hardest.

Mexico, on the other hand, performed well after a poor 2003. The market rose 14%. Unlike Brazil, the market remains more focused on bottom up issues and has shrugged off the political deadlock and lack of any kind of reform momentum. This says much about Mexico's status as a North American convergence play.

THE PORTFOLIO: DEFENSIVE SHIFT AIDS OUTPERFORMANCE

Our portfolio positioning was generally defensive in the period. For most of the period we have been overweight Mexico at the expense of Brazil, which has served the portfolio well. After the sell off in Brazil in May/June, we began to close this position and finished the quarter essentially neutral. At the stock level our focus has been on stocks of companies that pay relatively high dividends (when the market reached its lows in May, some of the stocks we purchased were offering double-digit yields) and/or derive much of their business domestically. We increased our emphasis on these companies when the market began to falter, and the move contributed positively to the Fund's relative performance.

Our favored themes have been stocks with exposure to infrastructure spending in Mexico, particularly the homebuilders, but also construction companies involved in larger projects. Our general focus in Brazil remained on companies that stand to benefit from domestic demand, such as electricity and telecommunications companies. We also added to Brazilian steel producers on the back of evidence of continuing strong global demand for steel. We also continued to favor higher-yielding stocks.

IPO activity has been strong and we have participated in several of these offerings. In Brazil, these include a cosmetics company, a low cost airline and a railroad company. In Mexico, two homebuilders and in Chile a retailer.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: CHOPPY MARKETS AND BUYING OPPORTUNITIES

Looking ahead, we believe that the main risk to Latin American equity markets, aside from any unsettling geopolitical events, is rising interest rates in the U.S. This could especially impact high-debt countries such as Brazil. That said, we also believe that the region has strong underlying economic fundamentals, and is better positioned to withstand an upward trend in rates than in previous cycles. We continue to view valuation levels as attractive, particularly within Brazil. Provided that the magnitude and timing of interest rate increases does not surpass expectations, we would view any weakness as a buying opportunity.

Respectfully,

/s/ Emily Alejos                        /s/ Matthew J.K. Hickman
Emily Alejos                            Matthew J.K. Hickman
Co-Chief Investment Officer**           Co-Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

--------------------------------------------------------------------------------

* The Morgan Stanley Capital International Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, Director, is Chief Investment Officer for Latin American equities and shares primary responsibility for management of the Fund's assets. She joined in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University. She also studied economics at L'Institut d'Etudes Politiques in Paris and was a Rotary Scholar at Instituto di Tella in Buenos Aires. She is fluent in Spanish and conversant in French, and is a Chartered Financial Analyst. Ms. Alejos is Co-Chief Investment Officer of the Fund. She is also the Chief Investment Officer of The Brazilian Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. and an Investment Officer of The Chile Fund, Inc.

*** Matthew J.K. Hickman, Vice President, is a portfolio manager specializing in emerging equity markets and shares primary responsibility for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns and Co. Inc. and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French, and is a candidate for Level II of the Chartered Financial Analyst Examination in 2004. He is also the Chief Investment Officer of The Chile Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                           AS A PERCENT OF NET ASSETS

                                                JUNE 30, 2004    DECEMBER 31, 2003
Argentina                                                3.27%                0.58%
Brazil                                                  45.85%               49.09%
Chile                                                    8.68%                9.58%
Latin America                                            1.11%                1.07%
Mexico                                                  36.59%               36.14%
Venezuela                                                2.07%                1.12%
Global                                                   1.36%                1.29%
Cash and Other Assets                                    1.07%                1.13%

[CHART]

SECTOR ALLOCATION

                           AS A PERCENT OF NET ASSETS

                                                JUNE 30, 2004    DECEMBER 31, 2003
Banking                                                  7.75%                7.12%
Bottling                                                 1.59%                5.56%
Broadcast, Radio & Television                            3.80%                3.77%
Cellular Telecommunications                             11.63%                9.21%
Cement                                                   5.67%                3.75%
Electric-Integrated                                      4.14%                5.06%
Food-Retail                                              1.11%                3.97%
Mining                                                   7.03%                9.17%
Oil & Natural Gas                                       12.19%               12.73%
Retail-Major Department Stores                           2.77%                3.76%
Telephone-Integrated                                    17.12%               16.17%
Other                                                   25.20%               19.73%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS, BY ISSUER

                                                                                             PERCENT OF
  HOLDING                                                   SECTOR                COUNTRY    NET ASSETS
-------------------------------------------------------------------------------------------------------
 1. Petroleo Brasileiro S.A.                           Oil & Natural Gas           Brazil       10.4

 2. America Movil, S.A. de C.V.                  Cellular Telecommunications       Mexico        9.4

 3. Companhia Vale do Rio Doce                             Mining                  Brazil        7.0

 4. Telefonos de Mexico, S.A. de C.V.                Telephone-Integrated          Mexico        6.2

 5. Cemex, S.A. de C.V.                                    Cement                  Mexico        5.7

 6. Tele Norte Leste Participacoes S.A.              Telephone-Integrated          Brazil        4.4

 7. Grupo Televisa, S.A.                        Broadcast, Radio & Television      Mexico        3.8

 8. Banco Itau Holding Financeira S.A.                     Banking                 Brazil        3.2

 9. Wal-Mart de Mexico, S.A. de C.V.            Retail-Major Department Stores     Mexico        2.2

10. Fomento Economico Mexicano, S.A. de C.V.          Food & Beverages             Mexico        2.1


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NO. OF
DESCRIPTION                                               SHARES                 VALUE
-------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.93%

ARGENTINA-3.27%

OIL & NATURAL GAS-1.78%
Tenaris S.A., ADR                                                  60,500   $     1,981,375
                                                                            ---------------

TELEPHONE-INTEGRATED-1.49%
Telecom Argentina S.A., ADR+                                      183,200         1,656,128
                                                                            ---------------
TOTAL ARGENTINA
 (Cost $3,707,666)                                                                3,637,503
                                                                            ---------------

BRAZIL-45.85%

AIRLINES-1.63%
Gol - Linhas Aereas
 Inteligentes S.A., ADR+                                          106,800         1,815,600
                                                                            ---------------

BANKING-6.22%
Banco Bradesco S.A., PN                                            39,600         1,809,299
Banco Itau Holding
 Financeira S.A., PN                                           38,760,000         3,604,417
Uniao de Bancos
 Brasileiros S.A., GDR                                             75,900         1,500,543
                                                                            ---------------
                                                                                  6,914,259
                                                                            ---------------

BOTTLING-1.59%
Companhia de Bebidas das
 Americas, PN, ADR                                                 88,000         1,766,160
                                                                            ---------------
CELLULAR TELECOMMUNICATIONS-2.27%
Telemig Celular
 Participacoes S.A.                                           102,800,000           245,631
Telemig Celular
 Participacoes S.A., PN                                       597,300,000           875,603
Telesp Celular Participacoes
 S.A., ADR+                                                       111,600           879,408
Telesp Celular Participacoes
 S.A., PN+                                                    167,200,000           524,221
                                                                            ---------------
                                                                                  2,524,863
                                                                            ---------------

COSMETICS & TOILETRIES-1.29%
Natura Cosmeticos S.A.+                                            89,000         1,433,713
                                                                            ---------------

ELECTRIC-INTEGRATED-2.84%
Centrais Eletricas Brasileiras
 S.A., PNB                                                    160,500,000         1,591,007
Companhia Energetica de
 Minas Gerais, ADR                                                103,900   $     1,560,578
                                                                            ---------------
                                                                                  3,151,585
                                                                            ---------------

MINING-7.03%
Companhia Vale do Rio
 Doce, ADR                                                        199,600         7,804,360
                                                                            ---------------

OIL & NATURAL GAS-10.41%
Petroleo Brasileiro S.A., ADR                                     459,000        11,566,800
                                                                            ---------------

PAPER & RELATED PRODUCTS-1.78%
Aracruz Celulose S.A., ADR                                         33,200         1,084,312
Votorantim Celulose e Papel
 S.A., ADR                                                         28,000           890,400
                                                                            ---------------
                                                                                  1,974,712
                                                                            ---------------

PUBLIC THOROUGHFARES-0.75%
Companhia de Concessoes
 Rodoviarias                                                       72,200           827,374
                                                                            ---------------

STEEL-2.52%
Companhia Siderurgica
 Nacional S.A., ON                                                 34,400           420,753
Gerdau S.A., ADR                                                   11,200           135,744
Gerdau S.A., PN                                                   121,600         1,458,650
Usinas Siderurgicas de Minas
 Gerais S.A., PNA                                                  75,300           782,906
                                                                            ---------------
                                                                                  2,798,053
                                                                            ---------------

TELEPHONE-INTEGRATED-6.88%
Brasil Telecom Participacoes
 S.A., ADR                                                         40,600         1,246,420
Tele Norte Leste
 Participacoes S.A.                                           152,660,773         1,645,897
Tele Norte Leste Participacoes
 S.A., ADR                                                        251,300         3,199,049
Telecomunicacoes de Sao Paulo
 S.A., PN                                                     106,600,000         1,553,049
                                                                            ---------------
                                                                                  7,644,415
                                                                            ---------------

TOBACCO-0.64%
Souza Cruz S.A., ON                                                74,100           705,828
                                                                            ---------------

TOTAL BRAZIL
 (Cost $43,416,230)                                                              50,927,722
                                                                            ---------------

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                          NO. OF
DESCRIPTION                                               SHARES                 VALUE
-------------------------------------------------------------------------------------------

CHILE-8.68%

BANKING-1.53%
Banco de Chile                                                  4,155,849   $       207,711
Banco Santander Chile S.A.                                     29,273,000           745,340
Banco Santander Chile
 S.A., ADR                                                         14,900           397,830
Corpbanca S.A., ADR@                                               14,818           354,002
                                                                            ---------------
                                                                                  1,704,883
                                                                            ---------------

CHEMICALS-DIVERSIFIED-0.67%
Sociedad Quimica y Minera de
 Chile S.A., Class B                                              182,100           741,251
                                                                            ---------------

CONTAINERS-METAL/GLASS-0.17%
Cristalerias de Chile S.A.                                         22,603           184,732
                                                                            ---------------

DIVERSIFIED OPERATIONS-1.57%
Empresas Copec S.A.                                               238,785         1,739,556
                                                                            ---------------

ELECTRIC-INTEGRATED-1.30%
Colbun S.A.                                                     4,250,000           420,825
Enersis S.A.+                                                   2,500,000           295,678
Enersis S.A., ADR                                                 123,000           733,080
                                                                            ---------------
                                                                                  1,449,583
                                                                            ---------------

FOOD & BEVERAGES-0.43%
Embotelladora Andina
 S.A., PNA                                                         47,000            96,031
Vina Concha y Toro S.A.                                           404,311           384,453
                                                                            ---------------
                                                                                    480,484
                                                                            ---------------

FOOD-RETAIL-1.11%
Cencosud S.A., ADR+                                                66,500         1,230,709
                                                                            ---------------

PAPER & RELATED PRODUCTS-0.83%
Empresas CMPC S.A.                                                 50,000           919,450
                                                                            ---------------

RETAIL-MAJOR DEPARTMENT STORES-0.55%
S.A.C.I. Falabella, S.A.                                          310,000           609,037
                                                                            ---------------

TELEPHONE-INTEGRATED-0.52%
Empresa Nacional de
 Telecomunicaciones S.A.                                          101,000           577,823
                                                                            ---------------

TOTAL CHILE
 (Cost $6,485,586)                                                                9,637,508
                                                                            ---------------

                                                              NO. OF
DESCRIPTION                                                SHARES/UNITS          VALUE
-------------------------------------------------------------------------------------------
LATIN AMERICA-1.11%

TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings
 Corp.++                                                           12,636   $             0
                                                                            ---------------

VENTURE CAPITAL-1.11%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+++                                       880,437           747,746
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+++#                                  1,398,860           485,390
                                                                            ---------------
                                                                                  1,233,136
                                                                            ---------------

TOTAL LATIN AMERICA
 (Cost $1,951,954)                                                                1,233,136
                                                                            ---------------

MEXICO-36.59%

AIRPORT DEVELOPMENT/MAINTANANCE-1.42%
Grupo Aeroportuario del
 Sureste S.A. de C.V., ADR                                         85,200         1,576,200
                                                                            ---------------

BROADCAST, RADIO & TELEVISION-3.80%
Grupo Televisa S.A., ADR                                           93,300         4,223,691
                                                                            ---------------

BUILDING-HEAVY CONSTRUCTION-1.10%
Empresas ICA Sociedad
 Controladora S.A. de C.V.+                                     4,004,900         1,218,868
                                                                            ---------------

CELLULAR TELECOMMUNICATIONS-9.36%
America Movil, S.A. de C.V.,
 Series L, ADR                                                    285,800        10,394,546
                                                                            ---------------

CEMENT-5.67%
Cemex, S.A. de C.V., ADR                                          216,607         6,303,264
                                                                            ---------------

ENGINEERING & CONSTRUCTION-1.01%
Corporacion GEO, S.A. de C.V.,
 Series B+                                                        854,500         1,122,490
                                                                            ---------------

FOOD & BEVERAGES-2.63%
Fomento Economico Mexicano,
 S.A. de C.V., ADR                                                 51,900         2,379,096
Grupo Modelo, S.A. de C.V.,
 Series C                                                         218,700           548,030
                                                                            ---------------
                                                                                  2,927,126
                                                                            ---------------

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                              NO. OF
DESCRIPTION                                                SHARES/UNITS          VALUE
-------------------------------------------------------------------------------------------
METAL-DIVERSIFIED-1.40%
Grupo Mexico S.A. de C.V.,
 Class B+                                                         500,100   $     1,561,051
                                                                            ---------------

REAL ESTATE DEVELOPMENT-1.82%
Consorcio ARA, S.A. de C.V.+                                      384,500         1,105,192
Desarrolladora Homex S.A.
 de C.V., ADR+                                                     18,500           320,235
Urbi, Desarrollos Urbanos,
 S.A. de C.V.+                                                    183,300           591,239
                                                                            ---------------
                                                                                  2,016,666
                                                                            ---------------

RETAIL-MAJOR DEPARTMENT STORES-2.22%
Wal-Mart de Mexico, S.A. de
 C.V., Series V                                                   198,700           589,226
Wal-Mart de Mexico, S.A. de
 C.V., Series V, ADR                                               63,106         1,871,345
                                                                            ---------------
                                                                                  2,460,571
                                                                            ---------------

TELEPHONE-INTEGRATED-6.16%
Telefonos de Mexico, S.A. de
 C.V., Class L, ADR                                               205,600         6,840,312
                                                                            ---------------

TOTAL MEXICO
 (Cost $32,391,657)                                                              40,644,785
                                                                            ---------------

VENEZUELA-2.07%

TELEPHONE-INTEGRATED-2.07%
Compania Anonima Nacional
 Telefonos de Venezuela, ADR
 (Cost $1,837,504)                                                114,300         2,303,145
                                                                            ---------------

GLOBAL-1.36%

VENTURE CAPITAL-1.36%
Emerging Markets
 Ventures I L.P. +++#
 (Cost $1,648,204)                                              2,194,792         1,510,895
                                                                            ---------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $91,438,801)                                                  109,894,694
                                                                            ---------------


                                                          NO. OF
DESCRIPTION                                               SHARES                 VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-1.51%

CHILEAN MUTUAL FUND-0.11%
Fondo Mutuo Moneda Liquidez,
 Series A (Cost $122,619)                                          77,368   $       125,033
                                                                            ---------------

                                                             PRINCIPAL
                                                           AMOUNT (000'S)
                                                          ---------------
GRAND CAYMAN-1.40%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.51%,
 07/01/04* (Cost $1,551,000)                              $         1,551         1,551,000
                                                                            ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,673,619)                                                                1,676,033
                                                                            ---------------

TOTAL INVESTMENTS-100.44%
 (Cost $93,112,420) (Notes A,D,F)                                               111,570,727
                                                                            ---------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.44)%                                                              (483,147)
                                                                            ---------------
NET ASSETS-100.00%                                                          $   111,087,580
                                                                            ===============

--------------------------------------------------------------------------------
+    Security is non-income producing.
@ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith under procedures established by the Board of Directors. (See Notes A and G.)
# As of June 30, 2004, the Fund has committed to investing additional capital as follows: J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($3,680,883 ) and Emerging Markets Ventures I, L.P. ($305,208), The aggregate amount of open commitments for the Fund is $3,986,091.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $93,112,420) (Note A,D,F)                              $   111,570,727
Cash (including $2,672 of foreign currencies with a cost of $62,664)                         3,541
Dividends receivable                                                                       162,707
Prepaid expenses                                                                            17,164
                                                                                   ---------------
Total Assets                                                                           111,754,139
                                                                                   ---------------

LIABILITIES

Payables:
   Investments purchased                                                                   292,300
   Investment advisory fee (Note B)                                                        226,626
   Administration fees (Note B)                                                             32,340
   Directors' fees                                                                          21,203
   Other accrued expenses                                                                   94,090
                                                                                   ---------------
Total Liabilities                                                                          666,559
                                                                                   ---------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note C)   $   111,087,580
                                                                                   ===============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized)                                                   $         6,322
Paid-in capital                                                                        140,606,867
Undistributed net investment income                                                      1,105,306
Accumulated net realized loss on investments and foreign currency related
 transactions                                                                          (49,027,458)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                               18,396,543
                                                                                   ---------------
Net assets applicable to shares outstanding                                        $   111,087,580
                                                                                   ===============

NET ASSET VALUE PER SHARE ($111,087,580 DIVIDED BY 6,322,240)                      $         17.57
                                                                                   ===============

MARKET PRICE PER SHARE                                                             $         14.36
                                                                                   ===============

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                        $     2,336,378
  Interest                                                                                     991
  Net investment loss allocated from partnerships                                         (110,461)
  Less: Foreign taxes withheld                                                             (93,335)
                                                                                   ---------------
  Total Investment Income                                                                2,133,573
                                                                                   ---------------
Expenses:
  Investment advisory fees (Note B)                                                        474,223
  Administration fees (Note B)                                                              97,023
  Custodian fees                                                                            49,601
  Legal fees                                                                                41,563
  Printing (Note B)                                                                         31,649
  Audit fees                                                                                31,609
  Directors' fees                                                                           30,822
  Accounting fees                                                                           21,469
  Transfer agent fees                                                                       12,183
  NYSE listing fees                                                                         11,810
  Insurance                                                                                 10,156
  Other                                                                                      4,954
  Brazilian taxes (Note A)                                                                   1,453
                                                                                   ---------------
  Total Expenses                                                                           818,515
                                                                                   ---------------
  Net Investment Income                                                                  1,315,058
                                                                                   ---------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain from:
    Investments                                                                          9,125,248
    Foreign currency related transactions                                                    9,266
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                     (11,539,585)
                                                                                   ---------------
Net realized and unrealized loss on investments and foreign currency related
 transactions                                                                           (2,405,071)
                                                                                   ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    (1,090,013)
                                                                                   ===============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE SIX MONTHS       FOR THE YEAR
                                                                             ENDED JUNE 30, 2004          ENDED
                                                                                (UNAUDITED)          DECEMBER 31, 2003
                                                                             -------------------     -----------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
  Net investment income                                                      $         1,315,058     $       2,159,896
  Net realized gain on investments and foreign currency related
   transactions                                                                        9,134,514             2,669,385
  Net change in unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated
   in foreign currencies                                                             (11,539,585)           35,187,981
                                                                             -------------------     -----------------
     Net increase/(decrease) in net assets resulting from operations                  (1,090,013)           40,017,262
                                                                             -------------------     -----------------
Dividends to shareholders:
  Net investment income                                                                       --              (885,114)
                                                                             -------------------     -----------------
     Total increase/(decrease) in net assets                                          (1,090,013)           39,132,148
                                                                             -------------------     -----------------

NET ASSETS

Beginning of period                                                                  112,177,593            73,045,445
                                                                             -------------------     -----------------
End of period                                                                $       111,087,580*    $     112,177,593
                                                                             ===================     =================

----------
*Including undistributed net investment income of $1,105,306.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS@
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                     FOR THE SIX
                                                                    MONTHS ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                                    JUNE 30, 2004        ----------------------------------------
                                                                     (UNAUDITED)               2003                    2002
                                                                    -------------        ----------------        ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $       17.74        $          11.55        $          15.06
                                                                    -------------        ----------------        ----------------
Net investment income/(loss)                                                 0.21+                   0.34+                   0.01**
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 (0.38)                   5.99                   (3.41)
                                                                    -------------        ----------------        ----------------
Net increase/(decrease) in net assets resulting from operations             (0.17)                   6.33                   (3.40)
                                                                    -------------        ----------------        ----------------
Dividends and distributions to shareholders:
  Net investment income                                                        --                   (0.14)                  (0.21)
  Net realized gain on investments and
    foreign currency related transactions                                      --                      --                      --
                                                                    -------------        ----------------        ----------------
Total dividends and distributions to shareholders                              --                   (0.14)                  (0.21)
                                                                    -------------        ----------------        ----------------
Anti-dilutive impact due to capital shares tendered or
  repurchased                                                                  --                      --                    0.10
                                                                    -------------        ----------------        ----------------
Dilutive impact due to capital share rights offering                           --                      --                      --
                                                                    -------------        ----------------        ----------------
Net asset value, end of period                                      $       17.57        $          17.74        $          11.55
                                                                    =============        ================        ================
Market value, end of period                                         $       14.36        $          15.26        $           9.67
                                                                    =============        ================        ================
Total investment return (a)                                                (5.90)%                 59.15%                 (18.83)%
                                                                    =============        ================        ================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $     111,088        $        112,178        $         73,045
Ratio of expenses to average net assets (b)                                  1.45%(d)                1.37%                   3.06%
Ratio of expenses to average net assets, excluding fee waivers               1.45%(d)                1.37%                   3.06%
Ratio of expenses to average net assets, excluding taxes                     1.44%(d)                1.49%                   1.52%
Ratio of net investment income/(loss) to average net assets                  2.33%(d)                2.49%(c)                0.21%
Portfolio turnover rate                                                     40.46%                  62.62%                  75.28%

--------------------------------------------------------------------------------
@ Per share amounts prior to November10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+         Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS@
--------------------------------------------------------------------------------

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                         2001            2000            1999           1998
                                                                     ------------    ------------    ------------   ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $      16.60    $      18.57    $      10.96   $      18.77
                                                                     ------------    ------------    ------------   ------------
Net investment income/(loss)                                                 0.41*          (0.11)+          0.07+          0.16
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 (1.50)          (2.44)           7.07          (7.85)++
                                                                     ------------    ------------    ------------   ------------
Net increase/(decrease) in net assets resulting from operations             (1.09)          (2.55)           7.14          (7.69)
                                                                     ------------    ------------    ------------   ------------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.57)          (0.08)             --          (0.12)
  Net realized gain on investments and
    foreign currency related transactions                                      --              --              --             --
                                                                     ------------    ------------    ------------   ------------
Total dividends and distributions to shareholders                           (0.57)          (0.08)             --          (0.12)
                                                                     ------------    ------------    ------------   ------------
Anti-dilutive impact due to capital shares tendered or repurchased           0.12            0.66            0.47             --
                                                                     ------------    ------------    ------------   ------------
Dilutive impact due to capital share rights offering                           --              --              --             --
                                                                     ------------    ------------    ------------   ------------
Net asset value, end of period                                       $      15.06    $      16.60    $      18.57   $      10.96
                                                                     ============    ============    ============   ============
Market value, end of period                                          $      12.15    $     12.875    $      13.76   $      7.834
                                                                     ============    ============    ============   ============
Total investment return (a)                                                 (1.07)%         (5.87)%         75.65%        (46.63)%
                                                                     ============    ============    ============   ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $    112,009    $    145,281    $    123,262   $     86,676
Ratio of expenses to average net assets (b)                                  1.51%           2.13%           2.14%          2.41%
Ratio of expenses to average net assets, excluding fee waivers               1.51%           2.19%           2.22%          2.60%
Ratio of expenses to average net assets, excluding taxes                     1.40%           2.03%           2.05%          1.77%
Ratio of net investment income/(loss) to average net assets                  2.52%          (0.55)%          0.46%          1.12%
Portfolio turnover rate                                                    101.73%         125.83%         161.71%        142.35%


                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                         1997            1996            1995           1994
                                                                     ------------    ------------    ------------   ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $      18.41    $      16.27    $      19.53   $      24.52
                                                                     ------------    ------------    ------------   ------------
Net investment income/(loss)                                                 0.16            0.21            0.07           0.01+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  2.01            2.00           (3.07)          1.05
                                                                     ------------    ------------    ------------   ------------
Net increase/(decrease) in net assets resulting from operations              2.17            2.21           (3.00)          1.06
                                                                     ------------    ------------    ------------   ------------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.17)          (0.07)             --          (0.18)
  Net realized gain on investments and
    foreign currency related transactions                                   (1.64)             --           (0.26)         (3.38)
                                                                     ------------    ------------    ------------   ------------
Total dividends and distributions to shareholders                           (1.81)          (0.07)          (0.26)         (3.56)
                                                                     ------------    ------------    ------------   ------------
Anti-dilutive impact due to capital shares tendered or repurchased             --              --              --             --
                                                                     ------------    ------------    ------------   ------------
Dilutive impact due to capital share rights offering                           --              --              --          (2.49)
                                                                     ------------    ------------    ------------   ------------
Net asset value, end of period                                       $      18.77    $      18.41    $      16.27   $      19.53
                                                                     ============    ============    ============   ============
Market value, end of period                                          $     14.918    $     15.259    $     14.033   $      19.21
                                                                     ============    ============    ============   ============
Total investment return (a)                                                 10.29%           9.18%         (25.65)%       (17.78)%
                                                                     ============    ============    ============   ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $    148,130    $    145,230    $    128,377   $    153,128
Ratio of expenses to average net assets (b)                                  1.89%           1.69%           2.04%          1.94%
Ratio of expenses to average net assets, excluding fee waivers               2.02%           1.80%           2.15%            --
Ratio of expenses to average net assets, excluding taxes                     1.65%             --            1.81%          1.70%
Ratio of net investment income/(loss) to average net assets                  0.77%           1.16%           0.42%          0.04%
Portfolio turnover rate                                                    111.83%          43.22%          27.05%         68.46%


--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.
(d)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. ("the Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market, are valued at fair value as determined in good faith by, or under the direction of the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At June 30, 2004, the Fund held 2.47% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $3,600,158 and fair value of $2,744,031. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2004, CSAM earned $474,223 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2004, CSAM was reimbursed $8,624 for administrative services rendered to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the six months ended June 30, 2004, these sub-advisory fees amounted to $7,343.

For the six months ended June 30, 2004, Celfin earned approximately $600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2004, BSFM earned $55,183 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $53,500 at June 30, 2004) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2004, the administration fees and accounting fees amounted to $33,216 and $2,700, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2004, Merrill was paid $28,286 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at June 30, 2004, CSAM owned 13,746 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term investments, were $45,450,290 and $44,983,204, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ( "Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2004, the Fund had no borrowings under the Credit Facility.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses (as later defined), and excise tax regulations.

The tax character of the dividend paid during the year ended December 31, 2003 for the Fund was ordinary income of $885,114.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2003, the Fund incurred and elected to defer net realized losses of $17,282 from foreign currency related transactions.

At December 31, 2003, the Fund had a capital loss carryover for U.S. federal income tax purposes of $53,610,381 of which, $9,424,172, and $674,775 expire in 2006 and 2007, respectively. These amounts are subject to Internal Revenue Code Sections limitations. Capital loss carryforwards of $8,426,620, $154,310, $19,880,258 and 15,050,246 expire in 2005, 2006, 2009 and 2010, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire.

At June 30, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $97,036,676, $18,266,197, $(3,732,146) and $14,534,051, respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of June 30, 2004, value per unit/share of such securities and percent of net assets which the securities comprise.

                                      NUMBER                                            FAIR                   PERCENT
                                        OF                                            VALUE AT     VALUE PER   OF NET
SECURITY                           UNITS/SHARES  ACQUISITION DATES        COST        06/30/04     UNIT/SHARE  ASSETS
---------------------------------  ------------  -------------------  ------------  -------------  ----------  -------
Emerging Markets
   Ventures I L.P.                    2,194,792  01/22/98 - 12/30/03  $  1,648,204  $   1,510,895  $     0.69     1.36
                                      ---------                       ------------  -------------                 ----
International Wireless
   Communications Holdings Corp.         12,636        12/08/97            274,680              0        0.00     0.00
                                      ---------                       ------------  -------------                 ----
J.P. Morgan Latin America Capital
   Partners (Cayman), L.P.              880,437  04/10/00 - 5/28/03        854,576        747,746        0.85     0.67
                                      ---------                       ------------  -------------                 ----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                      NUMBER                                            FAIR                   PERCENT
                                        OF                                            VALUE AT     VALUE PER   OF NET
SECURITY                           UNITS/SHARES  ACQUISITION DATES        COST        06/30/04     UNIT/SHARE  ASSETS
---------------------------------  ------------  -------------------  ------------  -------------  ----------  -------

J.P. Morgan Latin America
   Capital Partners (Delaware),
   L.P.                               1,295,734  04/10/00 - 04/17/03  $    762,047  $     449,606  $     0.35     0.41
                                        103,126       03/26/04              60,651         35,784        0.35     0.03
                                      ---------                       ------------  -------------                 ----
                                      1,398,860                            822,698        485,390                 0.44
                                      ---------                       ------------  -------------                 ----
Total                                                                 $  3,600,158  $   2,744,031                 2.47
                                                                      ============  =============                 ====

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SELF-TENDER OFFERS

On December 4, 2003, the Board of Directors announced that it was suspending the annual self-tender program that the Fund was previously engaged in, and had authorized management to take the necessary actions to make the Fund's shares eligible for sale to Chilean pension plans in Chile through a local market listing in the belief that such eligibility may provide long term and sustained investment interest in the Fund and thus afford both additional liquidity to existing shareholders as well as a possible reduction in the discount from net asset value at which the Fund's shares currently trade. If the Chilean listing (which is expected to be completed in 2004) does not have its anticipated affect within a reasonable period of time, the Board of Directors will consider other actions, which may include a reinstitution of the annual self-tender offer program, share repurchases, the combination of the Fund with another fund, open-ending, liquidation or such other actions as the Board of Directors deems appropriate under the circumstances.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2004, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                        FOR        WITHHELD
--------------------------------------------------   ----------   ----------
William W. Priest, Jr.                                5,363,139      311,786
Martin M. Torino                                      5,541,140      133,785

In addition to the directors re-elected at the Meeting, Enrique R. Arzac, James
J. Cattano and George W. Landau continue as directors of the Fund.

Effective August 9, 2004, Riordan Roett resigned as a Director of the Fund.

Effective August 9, 2004, Michael E. Kenneally was appointed as Chairman of the Fund, Chief Executive Officer and President. Joseph D. Gallagher, who previously held these positions, resigned from the Fund effective the same day.

--------------------------------------------------------------------------------

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Latin America Equity Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 19, 2004.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in

--------------------------------------------------------------------------------
written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.

InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------

PROXY VOTING (UNAUDITED)

The policies and procedures that The Latin America Equity Fund, Inc. (the "Fund") uses to determine how to vote proxies relating to its portfolio securities are available:

     -   by calling 1-800-293-1232;

     -   on the Fund's website, www.csam.com/us; or

     - on the website of the Securities and Exchange Commission, http://www.sec.gov.

--------------------------------------------------------------------------------

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston ("CSFB"). As of June 30, 2004, CSAM managed assets of over $335 billion in 14 countries, $12 billion of which is managed in the U.S. by CSFB's Alternative Capital Division, an affiliate of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatAmEq". The Fund's New York Stock Exchange, Inc. trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac              Lead Director

James J. Cattano              Director

George W. Landau              Director

William W. Priest, Jr.        Director

Martin M. Torino              Director

Michael E. Kenneally          Chairman of the Fund,
                              Chief Executive Officer
                              and President

Emily Alejos                  Co-Chief Investment Officer

Matthew J.K. Hickman          Co-Chief Investment Officer

Hal Liebes                    Senior Vice President

Michael A. Pignataro          Chief Financial Officer and
                              Secretary

Robert M. Rizza               Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                       [LAQ LISTED NYSE(R) LOGO]
--------------------------------------------------------------------------------
                                                                      3019-SA-04

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2004.

ITEM 10. CONTROLS AND PROCEDURES.
(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              THE LATIN AMERICA EQUITY FUND, INC.

              /s/ Michael E. Kenneally
              -----------------------------------
              Name:          Michael E. Kenneally
              Title:         Chief Executive Officer
              Date:          September 1, 2004


              Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              /s/ Michael E. Kenneally
              -----------------------------------
              Name:  Michael E. Kenneally
              Title: Chief Executive Officer
              Date:  September 1, 2004

              /s/ Michael A. Pignataro
              -----------------------------------
              Name:  Michael A. Pignataro
              Title: Chief Financial Officer
              Date:  September 1, 2004